UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2013

CLOUD SECURITY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-54440	27-4479356
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4590 MacArthur Blvd., Suite 500, Newport Beach, CA 92660
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 250-2999

CLOUD STAR CORPORATION 23 Corporate Plaza Drive, Suite 150 Newport Beach, CA 92660
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.03   Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

We have changed our name to Cloud Security Corporation, effective May 28, 2013.

On May 16, 2013, Cloud Security Corporation, a Nevada corporation and our wholly-owned subsidiary, merged with and into us, Cloud Star Corporation.  In connection with the merger, our Articles of Incorporation were amended to change our name to “Cloud Security Corporation.”  This parent-subsidiary merger was approved by us, the parent, in accordance with Nevada Revised Statutes Section 92A.180.  Stockholder approval was not required.  This amendment became effective on May 28, 2013.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

Exhibits.

3.1	Articles of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD SECURITY CORPORATION (Registrant)

Date: May 28, 2013	By:	/s/ Safa Movassaghi
Safa Movassaghi, President and Chief Executive Officer